UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2019

THE LOVESAC COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38555	32-0514958
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Landmark Square, Suite 300
Stamford, Connecticut

(Address of Principal Executive Offices, and Zip Code)

(207) 273-9733

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	LOVE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On June 10, 2019, The Lovesac Company, a Delaware corporation (the “Company”), issued a press release (the “Press Release”) announcing the Company’s financial results for the first quarter of fiscal 2020, which ended May 5, 2019. A copy of the Press Release is attached to this current report on Form 8-K as Exhibit 99.1.

The Company will host a conference call on June 10, 2019 at 4:30 p.m. Eastern Time in connection with the release of the Company’s financial results for the first quarter of fiscal 2020, which ended May 5, 2019. Investors and analysts interested in participating in the call are invited to dial 877-407-3982 (international callers please dial 201-493-6780) approximately 10 minutes prior to the start of the call. A live audio webcast of the conference call will be available online at investor.lovesac.com. A recorded replay of the conference call will be available within two hours of the conclusion of the call and can be accessed online at investor.lovesac.com for 90 days.

The information hereunder and Exhibit 99.1 hereto shall be deemed “furnished” and not “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 5, 2019, the Company held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). All matters voted upon at the Annual Meeting were approved with the required votes. The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter are set forth below.

1. Election of seven (7) Directors.

The following seven nominees were elected to serve as directors of the Company, with the following votes tabulated:

	For	Withhold	Broker Non-Vote
Andrew Heyer	8,619,213	3,153,881	257,157
Shawn Nelson	9,300,018	2,473,076	257,157
William Phoenix	9,501,250	2,271,844	257,157
Jared Rubin	10,778,903	994,191	257,157
John Grafer	8,619,645	3,153,449	257,157
Shirley Romig	10,787,807	985,287	257,157
Walter McLallen	10,787,828	985,287	257,157

2. Approval to amend and restate the Company’s 2017 Equity Incentive Plan, to, among other things, increase the number of shares reserved thereunder by 799,823 shares.

The amendment and restatement of the Company’s 2017 Equity Incentive Plan, was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
11,276,106	456,206	40,782	257,157

3. Ratification of the appointment of Marcum LLP as independent auditor for the Company for the fiscal year ending February 2, 2020.

The appointment of the appointment of Marcum LLP as independent auditor for the Company for the fiscal year ending February 2, 2020 was ratified, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
11,990,144	531	39,576	—

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press release, dated June 10, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LOVESAC COMPANY

Date: June 10, 2019	By:	/s/ Donna Dellomo
		Name:	Donna Dellomo
		Title:	Executive Vice President and Chief Financial Officer

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